Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

NEW Y2 FACILITY AGREEMENT
by and between
TOSHIBA CORPORATION
SANDISK CORPORATION
SANDISK (CAYMAN) LIMITED,
SANDISK (IRELAND) LIMITED,
SANDISK FLASH B.V.,
FLASH PARTNERS, LTD.,
FLASH ALLIANCE, LTD.
and
FLASH FORWARD, LTD.
dated as of
October 20, 2015

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

				Page
1	.	BICS PRODUCTION FRAMEWORK		1
		1.1	Manufacture by JVs	1
		1.2	Technology Transfers	2
		1.3	Management and Operations	2
		1.4	Protection of Intellectual Property	2
		1.5	Other Amendments to Certain Master Operative Documents	2
		1.6	Other Activities	6
2	.	NEW Y2 FACILITY AND CONSTRUCTION		6
		2.1	Purpose of New Y2	6
		2.2	First Wafer Out	6
		2.3	Rights and Responsibilities in Construction	6
		2.4	Phases of Construction	7
		2.5	Construction Costs and Related Costs	7
		2.6	Incentives	8
		2.7	Insurance	8
3	.	PRODUCTS; RIGHTS TO CLEANROOM SPACE; TOOLS		9
		3.1	BiCS Products	9
		3.2	Rights to Cleanroom Space	9
		3.3	Tool Acquisition, Usage and Layout	10
		3.4	NAND Flash Memory Products	11
4	.	RAMP-UP PROCESS		12
		4.1	Minimum Commitment	12
		4.2	Yokkaichi BiCS Expansion	12
		4.3	****	13
		4.4	BiCS Conversions and BiCS Technology Transitions	14
		4.5	Failure to Invest	14
5	.	PRIORITY		15
		5.1	****	15
		5.2	****	16
6	.	New Y2 Operating Committee		16
		6.1	Committee Purpose and Authority	16
		6.2	Parent Party Representatives	16
		6.3	Committee Meetings	17
		6.4	Dispute Resolution	17
7	.	ENGINEERS AND HEADCOUNT PLAN		17

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

				Page
		7.1	New Y2 JV Engineers; Personnel	17
		7.2	New Y2 JV Headcount Plan	18
		7.3	Staffing	18
		7.4	Integration; Headcount Working Group	18
		7.5	SanDisk Team	18
		7.6	Indemnification	20
		7.7	Other Personnel	20
8	.	MANUFACTURING COSTS		20
		8.1	New Y2 Manufacturing Costs	20
		8.2	New Y2 Manufacturing Cost Allocation Framework	21
		8.3	New Y2 Manufacturing Cost Allocation Methodology	21
		8.4	New Y2 Product Manufacturing Costs	22
		8.5	Accounting and Cost Methodology	22
		8.6	No Duplication of Costs or Expenses	22
9	.	FOUNDRY AND PURCHASE AND SUPPLY ARRANGEMENTS		22
		9.1	New Y2 Foundry Arrangements	22
		9.2	Purchase and Supply Agreements	23
		9.3	Equal Right to JV Production	23
		9.4	New Y2 Product Output Allocation	23
		9.5	Alternative Use of Allotted Capacity	23
10	.	RESEARCH AND DEVELOPMENT		24
		10.1	****	24
		10.2	****	24
		10.3	****	24
		10.4	****	24
		10.5	****	24
		10.6	No Change to Common R&D	25
11	.	NEW Y2 INFORMATION AND DATA SHARING		25
		11.1	Management and Operating Reports	25
		11.2	Production Control; Access to New Y2 Data	25
		11.3	Engineering Wafers	25
		11.4	Unilateral Capacity Data	25
		11.5	****	25
12	.	OTHER MODIFICATIONS TO CERTAIN MASTER OPERATIVE DOCUMENTS		25
		12.1	Defined Terms	26
		12.2	JV Master Agreements	26
		12.3	JV Operating Agreements; Management and Operating Reports	27

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

		Page
17.14	Severability	38
17.15	Counterparts; Effectiveness	38

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

v

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

EXHIBIT A     DEFINITIONS

SCHEDULE 8.1(a)    **** CHARGES
SCHEDULE 8.1(b)    **** CHARGES
SCHEDULE 8.4(b)(i)    FIXED MANUFACTURING COSTS
SCHEDULE 8.4(b)(ii)VARIABLE MANUFACTURING COSTS
SCHEDULE 11.1    MANAGEMENT AND OPERATING REPORTS
SCHEDULE 12.2(d)    Y3, Y4, Y5 AND NEW Y2 CAPACITY RATIOS

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

NEW Y2 FACILITY AGREEMENT

This NEW Y2 FACILITY AGREEMENT (this “Agreement”) is made as of October 20, 2015, by and among Toshiba Corporation, a Japanese corporation (“Toshiba”), SanDisk Corporation, a Delaware corporation (together with Toshiba, the “Parent Parties”), SanDisk (Cayman) Limited, a company organized under the laws of the Cayman Islands (“SanDisk Cayman”), SanDisk (Ireland) Limited, a company organized under the laws of the Republic of Ireland (“SanDisk Ireland”), SanDisk Flash B.V., a company organized under the laws of The Netherlands (“SanDisk Flash,” and collectively with SanDisk Corporation, SanDisk Cayman and SanDisk Ireland, “SanDisk”), Flash Partners, Ltd., a Japanese tokurei yugen kaisha (“FPL”), Flash Alliance, Ltd., a Japanese tokurei yugen kaisha (“FAL”), and Flash Forward, Ltd., a Japanese godo kaisha (“FFL,” and collectively with Toshiba, SanDisk, FPL and FAL, the “Parties”).
WHEREAS, Toshiba and SanDisk jointly own and manage FPL, FAL and FFL (collectively, with any other joint venture operations mutually agreed between Toshiba and SanDisk Corporation, the “JVs” and, each, a “JV”), each of which is engaged in the manufacture of NAND flash memory products;
WHEREAS, the Parties have entered into that certain BiCS License & Development Agreement dated as of March 1, 2011 (the “BiCS LDA”) providing for a license of certain technology and certain joint development and technological collaboration matters;
WHEREAS, Toshiba plans to build and facilitize the New Y2 Facility (as defined below) primarily for use in converting existing production capacity into capacity for the production of BiCS Products (as defined below), and the Parties intend that the JVs acquire such BiCS Products and invest in tools for the manufacture of such BiCS Products; and
WHEREAS, the Parties desire to set forth the terms and conditions of their collaborative manufacture of BiCS Products and of the construction and use of the New Y2 Facility, and are entering into the FPL Commitment and Extension Agreement, the Amendment to the Patent Indemnification Agreement, the BiCS Patent Indemnification Agreement, the Information Security Agreement, the Amended JMDY Agreement, and the New Y2 MCEIA (together with this Agreement, the “New Agreements”);
NOW, THEREFORE, the Parties hereby agree as follows:

1.	BICS PRODUCTION FRAMEWORK
1.1    Manufacture by JVs. On the terms and subject to the conditions and limitations set forth in the New Agreements and the BiCS LDA:

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(a)the purpose of each JV, as described in the relevant JV Agreements, is hereby expanded to include the manufacture (by subcontract to Toshiba) of BiCS Products and the sale of BiCS Products to the Parties;
(b)the rights of the Parties to invest and secure production capacity and cleanroom space for the production of NAND Flash Memory Products in the Yokkaichi Facility under the JV Agreements are hereby extended to BiCS Products; and
(c)the rights of each Parent Party set forth in Section 3.3(b) of the FPL Master Agreement, Section 3.3(b) of the FAL Master Agreement and Section 3.2(c) of the FFL Master Agreement to, directly or indirectly through its Affiliates, market and sell NAND Flash Memory Products to any third party in any form, including chips, packaged devices, wafers, die and cards are hereby extended to BiCS Products.
1.2    Technology Transfers. The obligations of the Parent Parties under the JV Agreements to make available to the JVs certain process technology are hereby extended to process technology developed under the Amended JMDY Agreement, the Product Development Agreement, or the Common R&D Agreement and applicable to the manufacturing and testing of BiCS Products (“BiCS Process Technology”). Transfers of BiCS Process Technology to the JVs will be made in the manner provided in the JV Agreements with respect to NAND process technology and on a schedule consistent with the applicable JV Business Plan providing for the first manufacture of BiCS Products in the Yokkaichi Facility. All process integration for manufacture of BiCS Products at the Yokkaichi Facility for new processes originating from the Yokkaichi Facility or Other Toshiba Facilities, including ****, shall be led by Toshiba and its employees, to the extent reasonably possible. ****
1.3    Management and Operations. The manufacture of BiCS Products for the JVs, in the New Y2 Facility or otherwise, shall be managed by the Parent Parties’ Management Representatives and the Operating Committees, in each case in accordance with the JV Agreements and past practice with respect to the manufacture of NAND Flash Memory Products.
1.4    Protection of Intellectual Property. The Parent Parties’ obligations under the JV Agreements to use reasonable efforts to protect and enhance the value of NAND Flash Memory Products are hereby extended to BiCS Products.
1.5    Other Amendments to Certain Master Operative Documents. To update their agreement as expressed in certain of the Master Operative Documents to, among other things, provide for the development and production of BiCS Products, the Parties agree that the Master Operative Documents are hereby amended as set forth in this Article 1 and as necessary to give effect to the purpose and intent of this Article 1 whether or not expressly set forth herein.
(a)    JV Master Agreements.
(i)Alternative Use of Allotted Capacity.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(A)BiCS Products. For the purposes of the JV Agreements, utilization of allotted manufacturing capacity in the Yokkaichi Facility for BiCS Products will not be treated as an alternative use of allotted capacity.
(B)Proprietary BiCS Products. Subject to the conditions and limitations set forth in the JV Agreements (which conditions and limitations shall apply to Proprietary BiCS Products (as defined below) in the same manner as for Proprietary NAND Flash Memory Products) and herein, (i) the rights of each Parent Party under the JV Agreements to use a portion of its total allocated capacity from the Y3 Facility, the Y4 Facility and the JV Space in the Y5 Facility to cause to be manufactured Proprietary NAND Flash Memory Products are hereby extended to BiCS Products that are proprietary to that Parent Party and (ii) each Parent Party may use a portion of its total allocated capacity from the JV Space in the New Y2 Facility to cause to be manufactured BiCS Products that are proprietary to that Parent Party (“Proprietary BiCS Products”). For the avoidance of doubt, (1) each Parent Party shall limit the aggregate output volume of Proprietary NAND Flash Memory Products and Proprietary BiCS Products within such Parent Party’s allocated JV capacity to ****, (2) ****, and (3) each of the other limitations, conditions and Parent Party undertakings in respect of Proprietary NAND Flash Memory Products provided under the applicable JV Master Agreement shall apply, with the necessary changes made, to the manufacture of Proprietary BiCS Products.
(ii)    Engineering Wafers.
(A)Evaluation Wafers. For the avoidance of doubt, the rights of the Parent Parties under the JV Master Agreements to receive Evaluation Wafers for NAND Flash Memory Products **** are hereby extended to BiCS Products, and the cost of Evaluation Wafers will be included in the manufacturing cost and subsequently part of the wafer sales price for each BiCS Product in accordance with the JV Agreements with respect to the manufacture of NAND Flash Memory Products.
(B)Qualification Wafers. The rights of the Parent Parties under the JV Master Agreements to receive Qualification Wafers for NAND Flash Memory Products are hereby extended to BiCS Products, and Yokkaichi or the applicable JV shall charge the receiving party for such Qualification Wafers in the manner set forth in the applicable JV Master Agreement for Qualification Wafers for NAND Flash Memory Products.
(C)Other Development Expenses. If the transactions contemplated by this Agreement result in any development expenses other than in respect of Evaluation Wafers and Qualification Wafers and such expenses are not to be charged under the Amended JMDY Agreement, the relevant product development agreement or the applicable JV Master Agreement or not otherwise expressly allocated, such expenses shall be appropriately paid or borne between the Parent Parties.
(iii)    Equal Participation Generally. The Parent Parties intend to meet demand for increased capacity by equally investing in, and jointly building, and sharing, on

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

equal or substantially equal terms, equal amounts of new capacity for BiCS Products, except as otherwise provided in the Master Operative Documents.
(iv)Ramp Down; Termination Capacity. The obligations of the Parent Parties under (A) Sections 8.1(d)(i), 8.1(e)(i), and 8.1(f)(i) of the FAL Master Agreement, (B) Sections 8.1(d)(i), 8.1(e)(i), and 8.1(f)(i) of the FPL Master Agreement and (C) Sections 9.1(d)(i) and 9.1(f)(i) of the FFL Master Agreement to continue to manufacture NAND Flash Memory Products in the event of a termination of such JV Master Agreement under the circumstances described therein are hereby extended to include obligations to continue to manufacture BiCS Products, in the amounts and for the durations set forth in such JV Master Agreement with respect to NAND Flash Memory Products. For the avoidance of doubt, (X) the Termination Capacity for BiCS Products shall be separate and distinct from the Termination Capacity for NAND Flash Memory Products but shall be calculated in the same manner as the Termination Capacity for NAND Flash Memory Products, taking into account the Requesting Party’s (as defined in the applicable JV Master Agreement) BiCS Products capacity allocation available from the applicable JV in the Yokkaichi Facility and (Y) the amounts of BiCS Products to be manufactured for the Requesting Party during the **** ramp down period at the Requesting Party’s request shall be as follows:
(A)****
(B)****
(C)****
(v)Post-Termination. ****
(b)JV Operating Agreements. All references to NAND Flash Memory Products in the JV Operating Agreements are hereby revised to refer instead to “NAND Flash Memory Products or BiCS Products”.
(c)JV Lease Agreements. All references to Y3 NAND Flash Memory Products in the FPL Lease Agreement are hereby revised to include JV Y3 BiCS Products and JV New Y2 BiCS Products manufactured for FPL. All references to Y4 NAND Flash Memory Products in the FAL Lease Agreement are hereby revised to include JV Y4 BiCS Products and JV New Y2 BiCS Products manufactured for FAL.
(d)JV Foundry Agreements.
(i)All references to Y3 NAND Flash Memory Products in the FPL Foundry Agreement are hereby revised to include JV Y3 BiCS Products. All references to Y4 NAND Flash Memory Products in the FAL Foundry Agreement are hereby revised to include JV Y4 BiCS Products. All references to JV Y5 NAND Flash Memory Products in the FFL Foundry Agreement are hereby revised to include JV Y5 BiCS Products and, for Article 5 thereof, JV New Y2 BiCS Products manufactured for FFL. All references to NAND Flash masks in the

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Foundry Agreements are hereby revised to refer instead to “NAND Flash masks or BiCS masks”.
(ii)Purchases from Toshiba by:
(A)FPL of JV Y3 BiCS Products and JV New Y2 BiCS Products manufactured for FPL shall be made in accordance with the terms of the FPL Foundry Agreement for purchases of Products (as defined therein), provided, that the purchase prices and manufacturing costs for JV New Y2 BiCS Products manufactured for FPL shall be calculated and allocated in accordance with Article 8 hereof;
(B)FAL of JV Y4 BiCS Products and JV New Y2 BiCS Products manufactured for FAL shall be made in accordance with the terms of the FAL Foundry Agreement for purchases of Products (as defined therein), provided, that the purchase prices and manufacturing costs for JV New Y2 BiCS Products manufactured for FAL shall be calculated and allocated in accordance with Article 8 hereof; and
(C)FFL of JV Y5 BiCS Products and JV New Y2 BiCS Products manufactured for FFL shall be made in accordance with the terms of the FFL Foundry Agreement for purchases of Products (as defined therein), provided, that the purchase prices and manufacturing costs for JV New Y2 BiCS Products manufactured for FFL shall be calculated and allocated in accordance with Article 8 hereof.
(e)JV Purchase and Supply Agreements.
(i)The capitalized term “Products” in the FFL Purchase and Supply Agreements is hereby revised to include JV Y5 BiCS Products and JV New Y2 BiCS Products manufactured for FFL in accordance with the Purchase Specification as thereinafter defined.
(ii)Purchases by the Parties from:
(A)FPL of JV Y3 BiCS Products and JV New Y2 BiCS Products manufactured for FPL shall be made in accordance with the terms of the applicable Party’s FPL Purchase and Supply Agreement for purchases of Products (as defined therein), provided, that with respect to such purchases of JV New Y2 BiCS Products manufactured for FPL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of Products; Title Transfer”) of the FPL Purchase and Supply Agreement based on Article 4 of the FPL Foundry Agreement shall instead be based on Article 8 hereof;
(B)FAL of JV Y4 BiCS Products and JV New Y2 BiCS Products manufactured for FAL shall be made in accordance with the terms of the applicable Party’s FAL Purchase and Supply Agreement for purchases of Products (as defined therein), provided, that with respect to such purchases of JV New Y2 BiCS Products manufactured for FAL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Products; Title Transfer”) of the FAL Purchase and Supply Agreement based on Article 4 of the FAL Foundry Agreement shall instead be based on Article 8 hereof; and
(C)FFL of JV Y5 BiCS Products and JV New Y2 BiCS Products manufactured for FFL shall be made in accordance with the terms of the applicable Party’s FFL Purchase and Supply Agreement for purchases of Products (as defined therein) provided, that with respect to such purchases of JV New Y2 BiCS Products manufactured for FFL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of Products; Title Transfer”) of the FFL Purchase and Supply Agreement based on Article 4 of the FFL Foundry Agreement shall instead be based on Article 8 hereof.
1.6    Other Activities. Except as expressed in this Agreement or as may otherwise be agreed between the Parties, and except as set forth in the Amended JMDY Agreement or the BiCS LDA, neither Parent Party nor any of its respective Affiliates shall: (a) fabricate **** at any location other than the Yokkaichi Facility or any other fabrication facility agreed upon by the Parent Parties in writing; (b) have any third party fabricate ****; or (c) have any right to fabricate **** beyond the capacity as limited pursuant by this Agreement. For the avoidance of doubt, nothing contained in the foregoing shall restrict the Parties from engaging in any other activities, including, without limitation, (i) designing any ****; (ii) selling any **** to any customer; (iii) entering into any equipment purchase or material supply agreements; or (iv) entering into any patent licensing arrangement.

2.	NEW Y2 FACILITY AND CONSTRUCTION
2.1    Purpose of New Y2. The Parties acknowledge and agree that (a) the primary purpose of the New Y2 Facility is the installation of tools that, as operated by Toshiba in conjunction with other Yokkaichi Facility tools, enable the Parties to convert their then-existing production capacity for NAND Flash Memory Products (including NAND capacity in the JVs and Toshiba Capacity) into production capacity for BiCS Products (“BiCS Conversion”) and (b) the New Y2 Facility may also be used by the Parties for (i) transitions of their then-existing production capacity for a given BiCS Product to production capacity for another technology node of such BiCS Product (“BiCS Technology Transitions”), and BiCS Expansions (as defined below), (ii) the manufacture of other products (including supporting capacity expansions and technology transitions of such other products) and (iii) the development of new technologies or products, in each case of (ii) and (iii), as mutually agreed between the Parent Parties from time to time.
2.2    First Wafer Out. The Parties target a First Wafer Out Date in ****. The First Wafer Out Date shall not be prior to ****. If the First Wafer Out Date does not occur prior to ****, then the Parties shall discuss in good faith and agree upon a new target First Wafer Out Date.
2.3    Rights and Responsibilities in Construction.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(a)Toshiba. Toshiba shall (i) direct the design, construction and facilitization of the New Y2 Facility and (ii) exercise commercially reasonable efforts to ensure that the New Y2 Facility is (A) insurable, (B) designed and constructed to mutually acceptable high levels of risk control standards and (C) completed on a schedule consistent with achieving the First Wafer Out Date provided for in Section 2.2. Toshiba shall maintain the New Y2 Facility at mutually acceptable high levels of risk control standards in accordance with current practice.
(b)SanDisk. In connection with the construction and facilitization of the New Y2 Facility, (i) SanDisk shall (and the Parent Parties shall cause the JVs to) assist Toshiba in minimizing the time required to obtain required administrative approvals, and (ii) SanDisk and its agents shall have (with prior coordination with Toshiba and the construction coordinators for the New Y2 Facility) reasonable access to the New Y2 Facility construction site and to all appropriate information pertaining to the construction of the New Y2 Facility and necessary for SanDisk to participate in the JV operations in the New Y2 Facility; provided, that SanDisk shall be solely responsible for all damage caused by such access.
2.4    Phases of Construction. The shell of the New Y2 Facility shall be built in one phase, and the New Y2 Facility cleanroom shall be built in three phases of substantially similar size. ****
2.5    Construction Costs and Related Costs.
(a)Infrastructure Costs and Demolition Costs. ****
(b)Soil Remediation Costs. ****
(c)Building Depreciation Prepayment. Each of the Parent Parties agrees to prepay 5,000,000,000 Japanese Yen to FFL as a prepayment for the New Y2 building depreciation (such prepayment amount, the “Building Depreciation Prepayment”) ****. The Building Depreciation Prepayment shall be made by **** on October 28, 2015; ****.
(d)Start-Up Costs. The Parties acknowledge that one or more of the Parties have incurred or will incur actual costs in connection with constructing the New Y2 Facility and preparing the New Y2 Facility for production during the period prior to the start of volume production at the New Y2 Facility (the “Start-Up Period”), including personnel costs, materials costs and other operating expenses, for which each Parent Party has the obligation ultimately to bear 50% (“Start-Up Costs”). The Parent Parties shall discuss in good faith and agree upon the Start-Up Costs borne by the Parties and the means and timing by which each Party, as applicable, shall be reimbursed or credited for having incurred more than 50% of the Start-Up Costs or shall make payments due for having incurred less than 50% of the Start-Up Costs; provided, that the determination and allocation of Start-Up Costs and the means and timing of reimbursement shall be in a manner substantially similar to that utilized in connection with the start-up costs of the Y5 Facility. Start-Up Costs will be excluded from New Y2 Manufacturing Costs.
(e)Land Costs. ****.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

2.6    Incentives. ****
2.7    Insurance. Toshiba shall maintain or arrange property insurance covering the JV assets in the New Y2 Facility and business interruption insurance in respect of the business conducted at the New Y2 Facility, the scope and amounts of which shall be consistent with Toshiba’s practices at the Yokkaichi Facility and as required by any lender or carrier to secure such coverage. This coverage shall provide basically full replacement value of all JV equipment installed in the New Y2 Facility, subject to valuation as part of Toshiba’s annual insurance policy renewal, and shall name the applicable JV as a beneficiary in respect of assets owned or leased by it and New Y2 employee expenses covered by business interruption insurance. On an annual basis, or when requested by either Party, the New Y2 Operating Committee shall discuss and review the current insurance coverage and/or the need for any additional property or business interruption insurance in respect of the JV assets in and operations of the New Y2 Facility. Further, SanDisk reserves the right to seek to arrange additional property or business interruption insurance for its own account in respect of such assets or operations, and Toshiba shall cooperate in good faith to provide such information and access as is reasonably necessary for SanDisk to arrange such insurance. If Toshiba makes a recovery from a third party (other than an insurer per the above) in respect of both assets in the New Y2 Facility and other assets, then Toshiba shall allocate to the applicable JVs a share of the net amount of such recovery in proportion to the losses suffered by such JVs and total losses suffered by such JVs and Toshiba.

3.	PRODUCTS; RIGHTS TO CLEANROOM SPACE; TOOLS
3.1    BiCS Products.
(a)The JVs may produce BiCS Products at the New Y2 Facility.
(b)BiCS Products manufactured at the Yokkaichi Facility and that are identified **** as New Y2 lots are referred to as “New Y2 BiCS Products.” “JV New Y2 BiCS Products” are New Y2 BiCS Products allocated to a JV under the applicable JV’s JV Master Agreement. “New Y2 Unilateral BiCS Products” are New Y2 BiCS Products allocated to ****.
(c)BiCS Products manufactured at the Yokkaichi Facility and identified **** as Y3 lots are referred to as “Y3 BiCS Products;” BiCS Products manufactured at the Yokkaichi Facility and identified **** as Y4 lots are referred to as “Y4 BiCS Products;” and BiCS Products manufactured at the Yokkaichi Facility and identified **** as Y5 lots are referred to as the “Y5 BiCS Products.” “JV Y3 BiCS Products” are Y3 BiCS Products allocated to FPL under the FPL Master Agreement; “JV Y4 BiCS Products” are Y4 BiCS Products allocated to FAL under the FAL Master Agreement; and “JV Y5 BiCS Products” are Y5 BiCS Products allocated to FFL under the FFL Master Agreement.
(d)For the avoidance of doubt, ****.
3.2    Rights to Cleanroom Space.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(a)JV BiCS Space. The Parties acknowledge that each of the JVs has the right to invest in and secure production capacity and/or cleanroom space in the New Y2 Facility, the Y3 Facility, the Y4 Facility and the Y5 Facility for the production of JV BiCS Products (the cleanroom space actually so utilized for production of BiCS Products at any time, such JV’s “JV BiCS Space”). In the event of an expiration or dissolution of a JV or termination of a JV Master Agreement for any reason, without any limitation on Toshiba’s use or disposal of the facilities or assets of such JV, each Parent Party shall consider in good faith potential negative impacts on the remaining JVs’ respective production capacities and utilization of their respective JV Space in the Yokkaichi Facility.
(b)New Y2 Non-JV Space. The Parent Parties have the right to invest in and secure production capacity and/or cleanroom space in the New Y2 Facility as follows:
(i)****
(ii)Yokkaichi Unilateral BiCS Expansion Space. ****
(iii)Toshiba Capacity Conversion. ****
3.3    Tool Acquisition, Usage and Layout.
(a)JV Tools. Acquisitions of JV BiCS Tools shall be made in accordance with the terms for NAND Flash Memory Products tool acquisitions in the applicable JV Master Agreement, and JV BiCS Tools may be installed in any facility in the Yokkaichi Facility as mutually agreed by the Parent Parties.
(b)Toshiba R&D Tools. ****
(c)BiCS Unilateral Tools. ****
(d)Tool Layout. ****
3.4    NAND Flash Memory Products.
(a)Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge that NAND Flash Memory Products may be manufactured using tools installed in the New Y2 Facility cleanroom space if and to the extent agreed in a JV Business Plan or by the applicable JV Operating Committee. Any such manufacture of NAND Flash Memory Products (including as to expansion or technology transition) shall be conducted pursuant to the terms of the applicable JV’s JV Agreements as if such JV Agreements contemplated the manufacture of NAND Flash Memory Products in the New Y2 Facility.
(b)Any NAND Flash Memory Products manufactured at the Yokkaichi Facility and that are identified **** as New Y2 lots are referred to as “New Y2 NAND Flash Memory Products.” “JV New Y2 NAND Flash Memory Products” are New Y2 NAND Flash Memory Products allocated to a JV under the applicable JV’s JV Master Agreement. The

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

definitions of “Y3 NAND Flash Memory Products,” “Y4 NAND Flash Memory Products,” “Y5 NAND Flash Memory Products” and “JV Y5 NAND Flash Memory Products” in the JV Agreements are hereby replaced with the following definitions:
(i)“Y3 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y3 lots;
(ii)“Y4 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y4 lots; and
(iii)“Y5 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y5 lots, and “JV Y5 NAND Flash Memory Products” means Y5 NAND Flash Memory Products (as defined herein) allocated to FFL under the FFL Master Agreement.
(c)Allocation of monthly lot output of NAND Flash Memory Products under the JV Master Agreements is hereby amended as follows:
(i)the actual monthly lot output of Y3 NAND Flash Memory Products will be allocated between the Parent Parties in the manner set forth in the JVRA as if all of such output were from the Y3 Facility;
(ii)the actual monthly lot output of Y4 NAND Flash Memory Products will be allocated between the Parent Parties in the manner set forth in the JVRA as if all of such output were from the Y4 Facility;
(iii)the actual monthly lot output of Y5 NAND Flash Memory Products will be allocated between the Parent Parties in the manner set forth in the FFL Master Agreement as if all of such output were from the Y5 Facility; and
(iv)the actual monthly lot output of New Y2 NAND Flash Memory Products will be allocated between the Parent Parties in the manner set forth in this Agreement as if all of such output were BiCS Product output from the New Y2 Facility;
in each case, provided, that during any month in which the planned production of NAND Flash Memory Products is ****, output will be allocated between the Parent Parties ****.
4.    RAMP-UP PROCESS
4.1    Minimum Commitment. Unless otherwise agreed in writing between the Parent Parties, the Parent Parties shall, through the JVs, make the investments necessary for (i) **** L/M in aggregate New Y2 Facility production capacity for **** and (ii) **** L/M in aggregate New Y2 Facility production capacity for ****, the investments for both (i) and (ii) to be **** (the foregoing, as further described below, the “Minimum Commitment”).
(a)****

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(b)****
(c)****
4.2    Yokkaichi BiCS Expansion. ****.
4.3    ****.
4.4    BiCS Conversions and BiCS Technology Transitions. The JVs shall be given priority for any BiCS Conversion or BiCS Technology Transition. Should any of FPL, FAL or FFL not accept any proposal for a BiCS Conversion or BiCS Technology Transition, the non-rejecting Parent Party may implement such BiCS Conversion or BiCS Technology Transition on its capacity, and ****. Subject to the foregoing priority granted to the JVs, nothing in this Agreement shall in any way limit Toshiba’s ability to implement BiCS Conversions or BiCS Technology Transitions within the Toshiba Capacity, which shall be made in Toshiba’s sole discretion. For the avoidance of doubt, any BiCS Conversion or BiCS Technology Transition involving the use of the New Y2 Facility shall be managed as a technology transition by the Operating Committees in accordance with the JV Agreements and the Parties’ past practice.
4.5    Failure to Invest.
(a)Minimum Commitment. If SanDisk fails for any reason to make (or authorize the JVs to make) the investment necessary to implement its **** of the Minimum Commitment ****, then ****.
(b)Ramp-Up Commitment. If a Parent Party fails for any reason to make (or authorize the JVs to make) the investment necessary to implement its **** of a Ramp-Up Commitment, then the other Parent Party (so long as it has made and authorized the investment necessary to implement its **** of the Minimum Commitment) may****
(c)****
5.    PRIORITY
5.1    ****
5.2    ****.
6.    New Y2 Operating Committee
6.1    Committee Purpose and Authority. There will be an Operating Committee for New Y2 Facility operations (the “New Y2 Operating Committee”) consisting of a senior executive designated by each of SanDisk and Toshiba (each such individual, the “SanDisk Representative” and the “Toshiba Representative,” respectively), each of whom shall have an engineering background and represent the designating Party on a day-to-day basis at the New Y2 Facility. The New Y2 Operating Committee shall work together and endeavor to make the New

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Y2 Facility the most advanced and competitive memory fabrication facility in the world. The New Y2 Operating Committee will have the authority to determine all matters concerning the day-to-day operations of the New Y2 Facility (including staffing matters as provided in Article 7), subject to the requirements of this Agreement.
6.2    Parent Party Representatives.
(a)Replacement. Each Parent Party shall notify the other Parent Party in advance of any replacement of its representative on the New Y2 Operating Committee. If a Parent Party requests in good faith that the other Parent Party’s representative be replaced with another person from the other Parent Party’s organization, the other Party shall consider and discuss in good faith with the requesting Parent Party such request, provided, that such replacement, if any, may be determined solely by such other Parent Party.
(b)****.
6.3    Committee Meetings. The New Y2 Operating Committee shall communicate on a day-to-day basis with respect to the status of New Y2 Facility operations and any other issues that may arise and shall meet in person no less than one time per week, or such other times and frequency as mutually agreed by all members of such committee. The New Y2 Operating Committee shall hold a monthly review meeting in English at the Yokkaichi Facility on the **** of each calendar month, unless otherwise agreed by the New Y2 Operating Committee. The New Y2 Operating Committee shall prepare and distribute to the Parent Parties (at least three Business Days in advance of the New Y2 Operating Committee’s monthly review meetings) monthly reports in English with respect to the engineering activities, operations and cost information of the New Y2 Facility
6.4    Dispute Resolution. If the members of the New Y2 Operating Committee are unable to agree on any issue after **** (by agreement of its two members), they shall submit such matter together with their respective recommendations to the applicable Board of Executive Officers of the applicable JV(s), which shall endeavor to immediately resolve the issue or escalate such issue, as applicable in the manner set forth in the applicable JV Master Agreement.
7.    ENGINEERS AND HEADCOUNT PLAN
7.1    New Y2 JV Engineers; Personnel. As used in this Agreement:
(a)“New Y2 JV Engineers” means ****;
(b)“Toshiba Personnel” means ****;
(c)“SanDisk Personnel” means ****;
(d)“Personnel” means ****; and
(e)“SanDisk Team” means ****.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

7.2    New Y2 JV Headcount Plan. ****
7.3    Staffing. ****.
7.4    Integration; Headcount Working Group. Integration of the SanDisk Team into the New Y2 Facility organization, organization structure, updates on SanDisk’s and Toshiba’s respective hiring of New Y2 JV Engineers, access to the New Y2 Operating Committee, SanDisk Team member communications with SanDisk, **** and related matters will be discussed by the Headcount Working Group (as defined in the FFL Master Agreement), as applicable, and, subject to and without any limitation on the effect of the Information Security Agreement as applicable, provided for and resolved in the manner set forth in the FFL Master Agreement with respect to personnel at the Y5 Facility, except that matters to be handled by the Y5 Operating Committee will be handled instead by the New Y2 Operating Committee.
7.5    SanDisk Team. With respect to the SanDisk Team, subject to and without any limitation on the effect of the Information Security Agreement, the Parties agree as follows:
(a)Language Skills. Recognizing that Japanese language skills will be necessary for personnel working at the New Y2 Facility, SanDisk shall seek to minimize the number of SanDisk New Y2 JV Engineers seconded to the New Y2 Facility who are not highly proficient in Japanese, and SanDisk shall ensure that those members of the SanDisk Team who are not Japanese speakers receive some language training in Japanese at SanDisk’s cost before being sent to work at the New Y2 Facility and SanDisk shall use commercially reasonable efforts to ensure that such language training is appropriate to such SanDisk Team member’s position at the New Y2 Facility.
(b)Reimbursement; Conditions. SanDisk’s New Y2 JV Engineers shall be integrated by Toshiba at the Yokkaichi Facility and shall work together with Toshiba’s New Y2 JV Engineers to seek to ensure the optimal operation of the New Y2 Facility from a cost and technology perspective. ****.
(c)SanDisk Personnel. ****
(d)****
(e)****
(f)****
(g)Employment Relationship. All members of the SanDisk Team will remain employees of SanDisk (or the SanDisk Affiliate, as applicable).
7.6    Indemnification. Each Parent Party will indemnify the other Parties from any claim by any of such Parent Party’s employees, consultants or agents (such Parent Party being the “Employer”) (a) based on other than willful misconduct of such Employer, its employees,

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

consultants or agents or (b) that he or she has rights, or is owed obligations, as an employee of the Party that is not the Employer.
7.7    Other Personnel. ****.
8.    MANUFACTURING COSTS
8.1    New Y2 Manufacturing Costs. “New Y2 Manufacturing Costs” means **** Charges, **** Charges and **** Charges, as reconciled pursuant to Section 8.1(d).
(a)****
(b)****
(c)****
(d)Manufacturing Cost Reconciliation. Within **** after the end of each JV fiscal quarter, Toshiba shall perform the manufacturing cost reconciliations of **** Charges and **** Charges, in each case as described above (together, the “Quarterly Manufacturing Cost Reconciliation”). Toshiba personnel at the New Y2 Facility shall provide a forecast of the Quarterly Manufacturing Cost Reconciliation to the JVs and SanDisk every month.
8.2    New Y2 Manufacturing Cost Allocation Framework. New Y2 Manufacturing Costs shall be shared by the Parties and shall be either New Y2 Fixed Manufacturing Costs or New Y2 Variable Manufacturing Costs, in each case as determined in the manner set forth in this Article 8. ****
8.3    New Y2 Manufacturing Cost Allocation Methodology.
(a)****.
(b)****.
(c)New Y2 Manufacturing Costs allocated to New Y2 Products will be further allocated as set forth in Section 8.4(b).
(d)Within **** after the end of each JV fiscal quarter, Toshiba shall provide to SanDisk a reconciliation of the allocation of New Y2 Manufacturing Costs that reflects **** during the fiscal quarter. Toshiba personnel at the New Y2 Facility will provide a forecast of such quarterly reconciliation to the JVs and SanDisk every month.
(e)In the event that there is **** circumstances warrant a deviation from the allocation methodology set forth in Sections 8.3(a) through 8.3(d), then the Parent Parties shall ****.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

8.4    New Y2 Product Manufacturing Costs.
(a)“New Y2 Product Manufacturing Costs” means ****.
(b)All New Y2 Product Manufacturing Costs will be either New Y2 Product Fixed Manufacturing Costs or New Y2 Product Variable Manufacturing Costs.
(i)New Y2 Product Fixed Manufacturing Costs. “New Y2 Product Fixed Manufacturing Costs” means ****
(ii)New Y2 Product Variable Manufacturing Costs. “New Y2 Product Variable Manufacturing Costs” means ****
8.5    Accounting and Cost Methodology. New Y2 Manufacturing Costs methodology will in principle be in accordance with the existing accounting and cost methodology used by the JVs in the Yokkaichi Facility.
8.6    No Duplication of Costs or Expenses. It is the intent of the Parties that any payments made by the Parties under or pursuant to any Master Operative Document shall not be duplicative and that the Parties shall in no event be required to pay or contribute more than once for any service, product or development work provided under the Master Operative Documents, if such service, product or development work is provided under more than one Master Operative Document. In addition, to the extent that a Party makes a direct payment for any service, product or development work under a Master Operative Document, the cost incurred by Toshiba (from the Yokkaichi Facility) or the JVs, as the case may be, in connection with the provision of such service, product or development work shall not be included in the applicable wafer price charged to such Party.
9.    FOUNDRY AND PURCHASE AND SUPPLY ARRANGEMENTS
9.1    New Y2 Foundry Arrangements.
(a)Die Sort, Equipment and Raw Materials. Die sorting facilities will be located at **** or such other place mutually agreed by the Parent Parties. Toshiba’s use of any of FPL’s, FAL’s and FFL’s manufacturing equipment located in the New Y2 Facility in the manufacture of BiCS Products will be governed by the FPL Lease Agreement, the FAL Lease Agreement and the FFL Lease Agreement, respectively. Toshiba shall be responsible for obtaining the raw materials and services to be used in the manufacture of BiCS Products and other JV New Y2 Products, if any.
(b)Foundry Production. Toshiba shall manufacture BiCS Products at the New Y2 Facility for the JVs as ordered by the JVs pursuant to the Foundry Agreements. Toshiba (from the Yokkaichi Facility) and the JVs shall use their best efforts to achieve the manufacturing capacity set forth in the JV Business Plans, which will include any plans for JV use of cleanroom space in the New Y2 Facility. Wafers produced in the New Y2 Facility will be

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

sorted between the Parent Parties such that aggregate yield losses will be shared on an equal basis.
(c)Operating Relationship. The Parent Parties shall provide personnel necessary for the manufacture of BiCS Products for and on behalf of the JVs as described in Article 7.
(d)Consideration to be Paid to Toshiba. Toshiba shall be compensated by the JVs as provided in the Foundry Agreements, ****
9.2    Purchase and Supply Agreements. For the avoidance of doubt, the rights, obligations and procedures for the purchase by Toshiba and SanDisk from FPL, FAL and FFL of JV BiCS Products manufactured in whole or in part at the New Y2 Facility shall be as set forth in the FPL Purchase and Supply Agreements, the FAL Purchase and Supply Agreements and the FFL Purchase and Supply Agreements, respectively.
9.3    Equal Right to JV Production. For the avoidance of doubt, each of the Parent Parties shall have the right and obligation, through the JVs, to utilize 50% of the manufacturing capacity for JV BiCS Products manufactured in whole or in part at the Yokkaichi Facility, on an Equivalent Lot basis, as provided in the JV Master Agreements.
9.4    New Y2 Product Output Allocation. The actual monthly lot output of New Y2 Products shall be allocated among the JVs, Toshiba and SanDisk, as applicable, based on the New Y2 Capacity Ratio; provided, that during any month in which the planned production capacity of New Y2 Products is ****, Toshiba and SanDisk will be allocated output of such New Y2 Products ****.
9.5    Alternative Use of Allotted Capacity. For the avoidance of doubt, any alternative use of a Party’s allotted manufacturing capacity for JV BiCS Products within the New Y2 Facility will be as permitted in, and subject to and governed by the terms of, the applicable JV’s JV Master Agreement.
10.    RESEARCH AND DEVELOPMENT
10.1    ****.
10.2    ****
10.3    ****

10.4    ****
10.5    ****

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

10.6    No Change to Common R&D. Notwithstanding anything in this Article 10, except as may be otherwise agreed in writing between the Parties, the Common R&D Agreement shall continue in full force and effect in accordance with its terms, and the agreements regarding equipment, materials and development provided for in the Common R&D Agreement shall continue to be part of the Common R&D Agreement.
11.    NEW Y2 INFORMATION AND DATA SHARING
11.1    Management and Operating Reports. Upon the request of either Toshiba or SanDisk, the New Y2 Operating Committee shall provide Toshiba and SanDisk with, simultaneously in Japanese and English, those management and operating reports identified on Schedule 11.1 and as mutually agreed upon from time to time by the Parent Parties. Upon reasonable request from SanDisk, Toshiba employees shall explain such reports to SanDisk’s employees and respond to questions from SanDisk’s employees; provided, however, that SanDisk acknowledges and agrees that Toshiba will not be responsible for SanDisk’s failure to understand any such reports.
11.2    Production Control; Access to New Y2 Data. Toshiba shall provide SanDisk **** on a non-discriminatory basis **** with respect to ****; provided, that the cost necessary for making such system available to SanDisk will be borne by ****. Each Party will be provided the same real-time access to New Y2 data relating to JV Products.
11.3    Engineering Wafers. Each of the Parent Parties will have full access to all operational and engineering data and reports related to engineering wafers manufactured for JV Products manufactured at the New Y2 Facility.
11.4    Unilateral Capacity Data. For any Toshiba Capacity in the New Y2 Facility, Toshiba shall provide to the JVs all data necessary to determine whether the Toshiba Capacity is being operated ****, including but not limited to ****.
11.5    ****
12.    OTHER MODIFICATIONS TO CERTAIN MASTER OPERATIVE DOCUMENTS
To update their agreement as expressed in certain of the Master Operative Documents to, among other things, take into account the New Y2 Facility and to reflect that the installation of tools and utilization of clean room space by each of the JVs is not limited to any one fabrication facility within the Yokkaichi Facility, the Parties agree that the Master Operative Documents are hereby amended as set forth below, and as necessary to give effect to the purpose and intent of this Article 12 whether or not expressly set forth below.
12.1    Defined Terms. Capitalized terms used in the Master Operative Documents that are assigned meanings in Exhibit A to this Agreement are hereby revised to have the respective meanings assigned to them in Exhibit A to this Agreement unless the context otherwise requires.
12.2    JV Master Agreements.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(a)Allocation of Lot Output. Allocation of monthly lot output under the JV Master Agreements is hereby amended as follows:
(i)the actual monthly lot output of Y3 BiCS Products will be allocated between the Parent Parties in the manner set forth in the JVRA as if all of such output were from the Y3 Facility;
(ii)the actual monthly lot output of Y4 BiCS Products will be allocated between the Parent Parties in the manner set forth in the JVRA as if all of such output were from the Y4 Facility; and
(iii)the actual monthly lot output of Y5 BiCS Products will be allocated between the Parent Parties in the manner set forth in the FFL Master Agreement as if all of such output were NAND Flash Memory Product lot output from the Y5 Facility;
in each case, provided, that during any month in which the planned production is ****, output will be allocated between the Parent Parties ****.
(b)Alternative Use of Allotted Capacity. The rights of each Parent Party under the JV Agreements to use a portion of its total allocated capacity in the Y3 Facility, the Y4 Facility and from the JV Space in the Y5 Facility to cause to be manufactured Proprietary NAND Flash Memory Products, subject to the conditions and limitations set forth in the JV Agreements, are hereby extended to the JV Space in the New Y2 Facility.
(c)Engineering Wafers. The rights of the Parent Parties to receive Evaluation Wafers and Qualification Wafers (each as defined in the JV Master Agreements) under the JV Master Agreements apply to Evaluation Wafers and Qualification Wafers manufactured in the New Y2 Facility.
(d)Y3, Y4 and Y5 Capacity Ratios. The capacity ratios used to calculate output and cost allocation for the Y3 Facility and the Y4 Facility as set forth in Schedule 4.1(b)(i) to the JVRA and for the Y5 Facility as set forth in Section 7.4 of FFL Master Agreement are hereby replaced with the capacity ratios initially set forth on Schedule 12.2(d) to this Agreement and updated from time to time by the Parent Parties as mutually agreed.
(e)****
12.3    JV Operating Agreements; Management and Operating Reports. The management and operating reports identified on Schedule 5.3 to each JV Operating Agreement will take into account any utilization by FPL, FAL and FFL, as applicable, of the JV Space.
12.4    JV Purchase and Supply Agreements; Foundry Agreements. Article 7 in each of the FFL Purchase and Supply Agreements and in the FFL Foundry Agreement is hereby amended to add the New Y2 Facility to **** such that “****” is replaced with “****.”

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

12.5    JV Lease Agreements. All references to the Y3 Facility and the Y4 Facility in the FPL Lease Agreement and the FAL Lease Agreement, respectively, are hereby amended to refer to all of the Yokkaichi Facility.
13.    CONFIDENTIALITY AND DISCLOSURE
13.1    Public Announcements. Neither Parent Party shall, nor shall it permit any of its Affiliates to, without the prior written consent of the other Parent Party:
(a)issue any public release, announcement or other document, or otherwise publicly disclose any information or make any public statement, concerning the operations of the New Y2 Facility or production of BiCS Products that refers to the other Parent Party or any of its Affiliates in connection therewith (other than a general reference to affiliation with the JVs) and (i) concerns the financial condition or results of operations of the JVs, other than as required by any applicable Law or accounting standard with respect to the financial disclosure obligations of either Parent Party, or (ii) disparages either Parent Party or the JVs’ performance or reflects negatively on either Parent Party’s commitment to the New Y2 Facility; or
(b)publicly file all or any part of any New Agreement or the BiCS LDA or any description thereof, or issue or otherwise make publicly available any press release, announcement or other document that contains Confidential Information belonging to the other Parent Party (or its Affiliates) or the JVs, except as may be required by applicable Law (in which case such Parent Party shall (or shall cause the Person required to make such filing to) cooperate with the other Parent Party, to the extent reasonable and practicable, in obtaining any confidential treatment for such filing requested by the other Parent Party).
Each Parent Party shall use commercially reasonable efforts to grant or deny any approval required under this Section 13.1 within five Business Days of receipt of written request by the other Parent Party; provided, however, that a Parent Party’s failure to respond within said time period shall not be deemed to constitute such Parent Party’s approval or consent.
13.2    Non-Disclosure Obligations.
(a)For a period of **** from the date of receipt of each item of Confidential Information disclosed by one Party (the “Disclosing Party”) under any New Agreement, the other Party (the “Receiving Party”) shall safeguard such item of Confidential Information, shall keep it in confidence, and shall use reasonable efforts, consistent with those used in the protection of its own confidential information, to prevent its disclosure of such Confidential Information to third parties.
(b)Notwithstanding the foregoing Section 13.2(a), the Receiving Party shall not be obligated by this Section 13.2 with respect to information that: (i) is already known to the Receiving Party at the time of its receipt from the Disclosing Party as reasonably evidenced by its written records; (ii) is or becomes publicly available without breach of this Agreement by the Receiving Party; (iii) is made available to a third party by the Disclosing Party without

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

restriction on disclosure; (iv) is rightfully received by the Receiving Party from a third party without restriction and without breach of this Agreement; (v) is independently developed by the Receiving Party as reasonably evidenced by its written records contemporaneous with such development; (vi) is disclosed with the prior written consent of the Disclosing Party, provided, that each recipient from the Receiving Party shall execute a confidentiality agreement prohibiting further disclosure of the Confidential Information, under terms no less restrictive that those provided in this Agreement; (vii) is required to be disclosed by the order of a Governmental Authority, provided, that the Receiving Party shall give the Disclosing Party prompt notice of such request so that the Disclosing Party has an opportunity to defend, limit or protect such disclosure; or (viii) is required to be disclosed by applicable securities or other Laws, provided, that SanDisk shall, prior to any such disclosure required by the U.S. Securities and Exchange Commission, provide Toshiba with notice which includes a copy of the proposed disclosure and consider in good faith Toshiba’s timely input with respect to such disclosure.
(c)The Receiving Party shall use its reasonable best efforts to limit dissemination of the Disclosing Party’s Confidential Information to such of its employees who have a need to know such information for the purpose for which such information was disclosed. The Receiving Party understands that disclosure or dissemination of the Disclosing Party’s Confidential Information not expressly authorized hereunder would cause irreparable injury to the Receiving Party, for which monetary damages would not be an adequate remedy and would entitle the Disclosing Party to equitable relief in addition to any remedies the Disclosing Party may have hereunder or at law.
(d)For purposes of the confidentiality obligations in the Existing Agreements and the New Agreements, information shall not be considered to have been made available to a third party by the Disclosing Party without restriction on disclosure if such information was only made available to such third party as a result of an inadvertent or unintentional disclosure of such information by the Disclosing Party. In the event that the Disclosing Party’s disclosure of Confidential Information to the Receiving Party is inadvertent or unintended and the Disclosing Party, upon becoming aware of such inadvertent or unintended disclosure, promptly notifies the Receiving Party in writing that such disclosure was inadvertent or unintended, the Receiving Party shall promptly (and in any event in less than ****) destroy all such Confidential Information. In addition, if the Receiving Party reasonably believes that the Disclosing Party’s disclosure of Confidential Information to the Receiving Party was inadvertent or unintended, the Receiving Party shall promptly notify the Disclosing Party of such belief and, if requested by the Disclosing Party, promptly (and in any event in less than ****) destroy all such Confidential Information. If requested by the Disclosing Party, the Receiving Party shall certify in writing that all such Confidential Information has been destroyed.
(e)Nothing in this Agreement shall be construed as granting or conferring any rights, licenses or relationships by the transmission of the Confidential Information.
13.3    Ownership and Return of Information. All Confidential Information disclosed hereunder shall remain the property of the Disclosing Party. Upon request by the Disclosing Party, the Receiving Party shall return all Confidential Information of the Disclosing Party,

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

including any and all copies thereof, or certify in writing that all such Confidential Information had been destroyed.
14.    TERM AND TERMINATION
14.1    Term. This Agreement shall continue in full force and effect until the latest of the termination of (a) the FPL Master Agreement, (b) the FAL Master Agreement and (c) the FFL Master Agreement, unless earlier terminated as hereinafter provided. The term of this Agreement may be extended by mutual agreement of both Parent Parties.
14.2    Termination. Notwithstanding the foregoing Section 14.1, this Agreement may be terminated:
(a)by the mutual written agreement of the Parties, in which case this Agreement will terminate on the date mutually agreed by the Parties;
(b)by either Parent Party upon **** written notice to the other Parent Party, if (i) (A) the other Parent Party has failed to make (or authorize the JVs to make) the investment necessary to implement its share of the Minimum Commitment **** or (B) has failed to pay ****, and (ii) the terminating Parent Party is not itself in material breach of any material Master Operative Document; or
(c)by either Parent Party, upon written notice to the other Parent Party, if the other Parent Party (i) makes an assignment of all or substantially all its assets for the benefit of creditors, (ii) has filed a voluntary petition in bankruptcy or insolvency or any other legal action or document seeking reorganization, readjustment or arrangement of its business under any Law relating to bankruptcy or insolvency, or (iii) is adjudicated to be bankrupt or insolvent under any such Law, or has a receiver appointed over all or substantially all of its property, by a competent Governmental Authority; in which case of (i), (ii) or (iii), this Agreement will terminate on the 30th day after such notice of termination is given.
14.3    Termination for Material Breach. The Parent Parties agree and acknowledge that in the event of a final determination by an arbitral tribunal under Section 17.4 that a Parent Party has committed or is committing a continuing material breach of any of Sections ****of this Agreement that **** (any such breach, a “Material Breach”), and the breaching Parent Party fails to cure such breach within **** after such determination, then the non-breaching Parent Party shall have as a remedy for Material Breach the termination of this Agreement, in addition to all other legal and equitable remedies available to such Parent Party. In the event that a Parent Party expressly asserts in writing a Material Breach, the dispute shall proceed as specified in Section 17.4, provided, however, that
(a)no matters other than the existence of such Material Breach (and counterclaims and defenses directly related to the conduct or circumstances underlying the asserted Material Breach) shall be submitted to or determined by the arbitral tribunal;

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(b)the Parent Parties shall use their respective reasonable best efforts to complete and finalize the Terms of Reference within **** following such assertion of Material Breach; and
(c)the Parent Parties shall instruct the arbitral tribunal, with the full assistance and cooperation of the Parent Parties, to endeavor to submit its draft award on the existence of the Material Breach to the Court of Arbitration of the ICC for approval within **** following the effective date of the Terms of Reference, provided, that any failure to issue an award in such time period shall not be considered a defense or objection to the enforcement of such an award.
The Parent Parties agree to attempt in good faith to resolve any potential claim for Material Breach.
14.4    Termination in Good Faith. Termination of any Master Operative Document by any party thereto may be done only in good faith.
14.5    Survival.
(a)The provisions of Sections 4.5(c), 7.6 and 12.2(e)(i) (except with respect to the New Y2 Facility), Articles 13 and 17, this Article 14 and Exhibit A shall survive any termination or expiration of this Agreement.
(b)So long as (and only for so long as) the Parent Parties have BiCS Products manufacturing capacity in the JVs, the provisions of Article 1, Sections 3.1(c), 3.1(d), 3.2(a) (except with respect to the New Y2 Facility), 3.3(a), 3.3(c), 3.4(b) (except with respect to New Y2 Products), 3.4(c) (except with respect to New Y2 Products), 4.2 (except with respect to the New Y2 Facility), 4.3 and 4.4 (except with respect to the New Y2 Facility) and Articles 5, 10 (excluding Section 10.2 and, with respect to the New Y2 Facility, Section 10.3), Sections 12.1, 12.2(a), 12.3 and 12.5, and Articles 15 and 16 shall also survive any termination or expiration of this Agreement.
14.6    Restructuring Costs.
(a)In the event this Agreement is terminated, the Parent Parties will exercise best efforts to plan such termination in advance with the goal of minimizing related costs. With respect to Toshiba employees and SanDisk employees working at the New Y2 Facility, (A) in the case of those that are Toshiba employees, Toshiba will use its best efforts to retrain or relocate such individuals to other Toshiba facilities, and (B) in the case of those that are SanDisk employees, SanDisk will use its best efforts to retrain or relocate such individuals to other SanDisk facilities, each to the maximum extent possible.
(b)The Parties agree that in the event of such a SanDisk exit from the New Y2 Facility, ****

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(c)Upon any termination of this Agreement, the Parties shall meet and discuss in good faith an estimate of the Restructuring Costs anticipated to be incurred by Toshiba. ****
14.7    Effect on Other Collaborations. Unless otherwise expressly provided herein, termination of this Agreement shall not affect any surviving rights or obligations of either Parent Party set forth in the Joint Operative Documents. For avoidance of doubt, the BiCS LDA and the Patent Cross License (in each case, including the licenses provided thereunder) shall continue in full force and effect following the termination of this Agreement until its termination or expiration in accordance with its terms.
15.    REPRESENTATIONS AND WARRANTIES
Each Parent Party hereby represents and warrants to the other Parent Party as follows:
15.1    Organization and Standing. It is duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction in which it is organized.
15.2    Authority; Enforceability. It has the requisite power and authority to enter into the New Agreements, to execute any certificates or other instruments to be executed by it in connection therewith and otherwise carry out the transactions contemplated by the New Agreements. All proceedings required to be taken by it to authorize the execution, delivery and performance of the New Agreements, and any such certificates and instruments, have been properly taken. This Agreement has been duly and validly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).
15.3    No Conflict. The execution, delivery and performance of the New Agreements and the BiCS LDA by it and its Affiliates do not and will not (a) breach, violate or conflict with any provision of its charter documents as amended to date, or (b) conflict with or violate any Law applicable to it. No consent, approval or authorization of, or filing with, any Governmental Authority, or any other Person, is required to be made or obtained by it in connection with the execution, delivery and performance by it of any New Agreement or the consummation by it of the transactions contemplated thereby.
15.4    Proceedings. There are no actions, claims, investigations or proceedings pending, or to its knowledge threatened, by or before any Governmental Authority that, if adversely determined, would have a material adverse effect on it or on the conduct of the business of any of the JVs as contemplated in the Master Operative Documents or on its ability to perform any material obligation under any Master Operative Document.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

15.5    Litigation; Decrees. There are no Actions pending, or, to its knowledge, threatened that (a) are reasonably likely, based on information known to it as of the date hereof, to have a material adverse effect on the conduct of the business of any of the JVs as contemplated by the Master Operative Documents or BiCS LDA or (b) relate to any of the transactions contemplated by the Master Operative Documents or BiCS LDA in a manner which is material to its, any of its Affiliates’ or any of the JVs’ ability to carry out the transactions contemplated hereby and thereby or which could have a material adverse effect on the conduct of the business of any of the JVs as contemplated in the Master Operative Documents or BiCS LDA. There is no judgment, order, writ or decree that substantially restrains its ability to consummate the transactions contemplated by the New Agreements or the BiCS LDA.
15.6    Compliance with Other Instruments. Neither it nor any of its Affiliates that is party to any New Agreement is in default in any material respect in the performance of any material obligation, agreement, instrument or undertaking to which such Person is a party or by which such Person or any of its properties is bound. There is no such obligation, agreement, instrument or undertaking to which it or any of its Affiliates is a party or by which any of its Affiliates or any of its or their properties is bound, in each case that is reasonably likely to have a material adverse effect on the Parties’ production of BiCS Products as contemplated by the Master Operative Documents.
15.7    Patents and Proprietary Rights. To its knowledge, it owns or possesses sufficient legal rights to all patents, utility models, trademarks, service marks, trade names, copyrights, applications for any of the foregoing, mask works, software, trade secrets, licenses, information and proprietary rights and processes (collectively, “Intellectual Property”) necessary (a) to carry out its or any of its Affiliates’ obligations under the Master Operative Documents and (b) for the conduct of the business of any of the JVs as contemplated in the Master Operative Documents, without any conflict with or infringement of the rights of others, except as will not have a material adverse effect on either (a) or (b) above. It has not received any communications alleging that its Intellectual Property violates, or by its or any of its Affiliates entering into the transactions contemplated by the Master Operative Documents, would violate the Intellectual Property of any other Person or entity, which violation could reasonably be expected to have a material adverse effect on either (a) or (b) above.
15.8    Compliance with Laws. It and each of its Affiliates has complied and is complying in all material respects with all Laws, except where the failure to so comply would not have a material adverse effect on its or any of its Affiliates ability to perform its or their obligations under the Master Operative Documents or on the production of BiCS Products as contemplated by the Master Operative Documents.
15.9    Patent Cross Licenses. ****
16.    COST TRANSPARENCY
As to costs charged to SanDisk and related to JV operations or joint development, Toshiba shall endeavor in good faith to (a) provide an appropriate level of transparency to

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

reasonably demonstrate Toshiba’s compliance with the terms of the Master Operative Documents and (b) increase transparency, on a going-forward basis, as compared to periods prior to the date of this Agreement, in each case in a manner consistent with the good faith protection of Toshiba’s proprietary information and the efficient operation of the JVs and joint development activities.
17.    MISCELLANEOUS
17.1    Entire Agreement. This Agreement, together with the exhibit(s) and schedules hereto and the other Master Operative Documents, constitute the entire agreement of the Parties to this Agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter.
17.2    Undertaking as to Affiliate Obligations. Each Parent Party shall cause all covenants, conditions and agreements to be performed, observed or satisfied by any of its Affiliates that are a parties to any New Agreement to be fully and faithfully observed, performed and satisfied by such Affiliate, and shall not cause or permit to exist any breach or default of such covenants, conditions or agreements arising from such Affiliate’s action or inaction. Nothing in this Section 17.2 shall be construed to create any right in any Person other than the Parties.
17.3    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such state without regard to the conflict of laws principles of such state, except where application of Japanese law is mandatory. Each New Agreement shall be governed in accordance with its governing law provision and, in the absence of any such provision, by the first sentence of this Section 17.3.
17.4    Dispute Resolution; Arbitration. Any dispute concerning this Agreement shall be referred to the applicable JV’s Management Representatives and handled by them in accordance with the applicable JV Master Agreement. If the Management Representatives cannot resolve such dispute in accordance with the terms of the applicable JV Master Agreement, then such dispute will be settled by binding arbitration in San Francisco, California. The dispute shall be heard by a panel of three arbitrators pursuant to the rules of the International Chamber of Commerce. The awards of such arbitration shall be final and binding upon the parties thereto. Each party will bear its own fees and expenses associated with the arbitration. Filing fees and arbitrator fees charged by the International Chamber of Commerce shall be borne equally by the Parent Parties.
17.5    Remedies.
(a)Except as may otherwise be specifically provided in the New Agreements, the rights and remedies of the parties under this Agreement are cumulative and are not exclusive of any rights or remedies which the parties hereto would otherwise have.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

(b)Equitable relief, including the remedies of specific performance and injunction, shall be available with respect to any actual or attempted breach of this Agreement; provided, however, in the absence of exigent circumstances, the Parties shall refrain from commencing any lawsuit or seeking judicial relief in connection with such actual or attempted breach that is contemplated to be addressed by the dispute resolution process set forth in this Agreement until the Parties have attempted to resolve the subject dispute by following said dispute resolution process to its conclusion.
(c)If the due date for any amount required to be paid under any New Agreement is not a Business Day, such amount shall be payable on the next succeeding Business Day; provided, that if payment cannot be made due to the existence of a banking crisis or international payment embargo, such amount may be paid within the following 30 days.
(d)IN THE ABSENCE OF ACTUAL FRAUD, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO OR BE REQUIRED TO INDEMNIFY ANY OTHER PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES UNDER THIS AGREEMENT (OR ANY AGREEMENT INTO WHICH THIS PROVISION IS INCORPORATED) FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGE OF ANY KIND, (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT OR DATA), WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS.
17.6    Relationship of the Parties. The Parties are independent contractors and no provision of or action pursuant to any New Agreement shall constitute any Party acting as the direct or indirect agent or partner of the other Party for any purpose or in any sense whatsoever. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or fiduciary relationship between SanDisk and Toshiba for any purpose. No Party shall take a position contrary to this Section 17.6.
17.7    Official Language. The official language of this Agreement is the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall not be binding on the parties hereto or nor shall such other versions be admissible in any legal proceeding, including arbitration, brought under this Agreement. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.
17.8    No Implied Licenses. All rights not expressly granted hereunder or under other agreements between the Parties are hereby retained in their entirety by such Party. Moreover, there are no implied grants or licenses hereunder and the only rights or licenses granted to either Party hereunder are limited to those rights and licenses expressly set forth herein.
17.9    Export Laws. No Party shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the export control regulations of Japan or the United States, including the U.S. Export Administration Regulations, without the prior authorization from the appropriate Governmental Authorities. No Party shall use technical information supplied by any other Party

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

hereunder for any purpose to develop or manufacture nuclear, chemical, biological weapons or missiles (hereafter “weapons of mass destruction”). No Party shall knowingly sell any products manufactured using any other Party’s technical information to any third party if it knows that the end-user of the products will use them for the development and/or manufacture of the weapons of mass destruction.
17.10    Definitions; Interpretation.
(a)Certain Definitions. Capitalized terms used but not defined in the main body of this Agreement shall have the meanings assigned to them in Exhibit A. Capitalized terms used but not defined in either of the main body of this Agreement or in Exhibit A shall have the meaning ascribed to such terms in the FFL Master Agreement.
(b)Treatment of Ambiguities. The Parties acknowledge that each Party has participated in the drafting of this Agreement, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c)References; Construction. Unless otherwise indicated herein, with respect to any reference made in this Agreement to a Section, Article, Schedule or Exhibit, such reference shall be to a section or article of, or a schedule or exhibit to, this Agreement. The article and section headings contained in this Agreement and the recitals at the beginning of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference made in this Agreement to a statute or statutory provision shall mean such statute or statutory provision as it has been amended through the date as of which the particular portion of the Agreement is to take effect, or to any successor statute or statutory provision relating to the same subject as the statutory provision so referred to in this Agreement, and to any then applicable rules or regulations promulgated thereunder. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed, unless the context clearly indicates to the contrary, to be followed by the words “but (is/are) not limited to.” The words “herein,” “hereof,” “hereunder” and words of like import shall refer to this Agreement as a whole (including its Schedules and Exhibits), unless the context clearly indicates to the contrary. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. Any reference made in this Agreement to another Master Operative Document shall be deemed, unless the context clearly indicates to the contrary, to refer to such Master Operative Document as such Master Operative Document may be amended or supplemented from time to time.
(d)Order of Precedence. To the extent that a provision in this Agreement expressly conflicts with another Master Operative Document, then the provisions of this Agreement will control as to such conflict; provided, however, that unless otherwise provided herein, the provisions of the Master Operative Documents remain in effect.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

17.1    Notices and Contact Information. All notices, reports and other communications to be given or made under this Agreement shall be in writing and shall be deemed received when delivered by hand, courier or overnight delivery service, or by facsimile (if confirmed within two Business Days by delivery of a copy by hand, courier or overnight delivery service), or five days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid and shall be directed to the address of such Party specified below (or at such other address as such Party shall designate by like notice):

(a) If to SanDisk Corporation, SanDisk Cayman, SanDisk Ireland or SanDisk Flash:

SanDisk Corporation
951 SanDisk Drive
Milpitas, CA 95035 USA
Telephone: +1 408 801-1000
Facsimile: ****
Attention: Chief Executive Officer and President

With a copy to: SanDisk Corporation 951 SanDisk Drive Milpitas, CA 95035 USA Telephone: **** Facsimile: **** Attention: Chief Legal Officer
(b) If to Toshiba: Toshiba Corporation Semiconductor & Storage Products Company 1-1 Shibaura 1-Chome Minato-Ku, Tokyo 105-8001 Japan Telephone: **** Facsimile: **** Attention: Memory Division, Vice President
With a copy to:

Toshiba Corporation
Semiconductor & Storage Products Company
Legal Affairs Division
1-1 Shibaura 1-Chome
Minato-Ku, Tokyo 105-8001 Japan
Telephone: ****
Facsimile: ****
Attention: General Manager

(c)If to any of the JVs, then to each of the addressees at (a) and (b) above.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

17.12    Assignment. Except as separately agreed by the Parties in writing, none of the Parties may transfer this Agreement or any of its rights hereunder (except for any transfer to an Affiliate or in connection with a merger, consolidation or sale of all or substantially all the assets or the outstanding securities of such Party, which transfer will not require any consent of the other Parties hereunder) without the prior written consent of the each of the other Parties (which consent may be withheld by each such other Party in such other Party’s sole discretion), and any such purported transfer without such consents will be void.
17.13    Amendment and Waiver. This Agreement may not be amended, modified or supplemented except by a written instrument executed by each Party. No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.
17.14    Severability. If a term of any New Agreement or the application of any such term is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect (a) the legality, validity or enforceability in that jurisdiction of any other term of the New Agreements or (b) the legality, validity or enforceability in any other jurisdictions of that or any other term of the New Agreements. To the extent permitted by applicable law, the Parties waive any provision of Law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. Such term shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the intention of the Parties underlying such illegal, invalid or unenforceable provision.
17.15    Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The exchange of copies of this Agreement and of signature pages by facsimile transmission, portable document format (.pdf) or other electronic format shall be deemed to be their original signatures for all purposes. This Agreement shall not become effective until one or more counterparts have been executed by each Party and delivered to the other Parties.

[The remainder of this page is intentionally left blank.]

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

SANDISK CORPORATION By: /s/ Sanjay Mehrotra Name: Sanjay Mehrotra Title: President and CEO	TOSHIBA CORPORATION By: /s/ Seiichi Mori Name: Seiichi Mori Title: President and CEO, Semiconductor & Storage Products Company, Corporate Senior Vice President

SANDISK (CAYMAN) LIMITED By: /s/ Judy Bruner Name: Judy Bruner Title: Director	FLASH PARTNERS, LTD. By: /s/ Atsuyoshi Koike Name: Atsuyoshi Koike Title: Representative Director

SANDISK (IRELAND) LIMITED By: /s/ Stephanie Wells Name: Stephanie Wells Title: Director	FLASH ALLIANCE, LTD. By: /s/ Atsuyoshi Koike Name: Atsuyoshi Koike Title: Representative Director

SANDISK FLASH B.V. By: /s/ Stephanie Wells Name: Stephanie Wells Title: Director	FLASH FORWARD, LTD. By: /s/ Atsuyoshi Koike Name: Atsuyoshi Koike Title: Executive Director

[Signature Page to New Y2 Facility Agreement]

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

EXHIBIT A
DEFINITIONS
“3D Collaboration Agreement” means the 3D Collaboration Agreement, dated as of June 13, 2008, between SanDisk Corporation and Toshiba.
“Action” means a lawsuit, arbitration or other legal proceeding pending by or against or affecting a Party or any of its Affiliates or any of their respective properties.
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified, and “control”, when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, however, that the term Affiliate (a) when used in relation to any JV or Subsidiary thereof, shall not include the Parent Parties or any Affiliate of either of them, and (b) when used in relation to SanDisk or Toshiba or their respective Affiliates, shall not include any JV or Subsidiary thereof.
“Agreement” has the meaning set forth in the preamble to this Agreement.
****
“Amendment to Patent Indemnification Agreement” means that certain Amendment to Patent Indemnification, dated as of even date herewith, amending that certain Patent Indemnification Agreement, dated as of September 10, 2004, in each case by and among Toshiba, SanDisk Corporation and SanDisk ****.
“Amended JMDY Agreement” means that certain Amended and Restated Joint Memory Development Yokkaichi Agreement, dated as of even date herewith, by and between Toshiba and SanDisk Corporation.
“BiCS Conversion” has the meaning set forth in Section 2.1.
“BiCS Expansions” means ****.
“BiCS LDA” has the meaning set forth in the Recitals.
“BiCS Patent Indemnification Agreement” means the BiCS Patent Indemnification Agreement, dated as of even date herewith, by and between Toshiba and SanDisk Corporation.
“BiCS Process Technology” has the meaning set forth in Section 1.2.
****
“BiCS Products” has the meaning set forth for the term “BiCS Memory Products” in the BiCS LDA.

Exhibit A-1

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“BiCS Technology” means semiconductor memory technology ****.
“BiCS Technology Transitions” has the meaning set forth in Section 2.1.
“Building Depreciation Prepayment” has the meaning set forth in Section 2.5(c).
“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of California or Japan) on which commercial banks are open for business in the State of California or Tokyo, Japan.
“Common R&D Agreement” means that certain Fifth Amended and Restated Common R&D and Participation Agreement, by and between the Parties, dated as of March 1, 2011.
“Confidential Information” means information disclosed in written, recorded, graphical or other tangible form which is marked as “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature, and/or orally or in other intangible form, identified as confidential at the time of disclosure and confirmed as confidential information in writing within thirty (30) days of its initial disclosure.
****
“Demolition Costs” means ****.
****
****
“Disclosing Party” has the meaning set forth in Section 13.2(a).
“Employer” has the meaning set forth in Section 7.6.
“Equivalent Lot” means ****.
“Existing Agreements” means the JV Agreements, the BiCS LDA and the Joint Operative Documents.
“FAL” has the meaning set forth in the preamble.
“FAL Foundry Agreement” has the meaning set forth for the term “FA Foundry Agreement” in the FAL Master Agreement.
“FAL Lease Agreement” means that certain Equipment Lease Agreement, dated as of July 7, 2006, by and between FAL and Toshiba.
“FAL Master Agreement” means that certain Flash Alliance Master Agreement, dated as of July 7, 2006, by and among Toshiba, SanDisk Corporation and SanDisk Ireland.

Exhibit A-2

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“FAL MCEIA” means that certain Flash Alliance Mutual Contribution and Environmental Indemnification Agreement, dated as of July 7, 2006, by and among Toshiba, SanDisk Corporation and SanDisk Ireland.
“FAL Purchase and Supply Agreement” means (i) with respect to Toshiba, that certain Purchase and Supply Agreement, dated as of July 7, 2006, by and between FAL and Toshiba, or (ii) with respect to SanDisk Ireland, that certain Purchase and Supply Agreement dated as of July 7, 2006, by and between FAL and SanDisk Ireland.
“FFL” has the meaning set forth in the preamble.
“FFL Foundry Agreement” has the meaning set forth for the term “FF Foundry Agreement” in the FFL Master Agreement.
“FFL Lease Agreement” means that certain Equipment Lease Agreement, dated as of even date herewith, by and between FFL and Toshiba.
“FFL Master Agreement” means that certain Flash Forward Master Agreement, dated as of July 13, 2010, by and among Toshiba, SanDisk Corporation and SanDisk Flash.
“FFL MCEIA” means that certain Flash Forward Mutual Contribution and Environmental Indemnification Agreement, dated as of July 13, 2010, by and among Toshiba, SanDisk Corporation and SanDisk Flash.
“FFL Purchase and Supply Agreement” means (i) with respect to Toshiba, that certain Purchase and Supply Agreement, dated as of March 1, 2011, by and between FFL and Toshiba, or (ii) with respect to SanDisk Flash, that certain Purchase and Supply Agreement dated as of March 1, 2011, by and between FFL and SanDisk Flash.
“First Wafer Out Date” means the date on which the first production utilizing the New Y2 Facility for a portion of its manufacturing process is completed.
“Foundry Agreements” means the FAL Foundry Agreement, FFL Foundry Agreement and FPL Foundry Agreement.
“FPL” has the meaning set forth in the preamble.
“FPL Commitment and Extension Agreement” means that certain FPL Commitment and Extension Agreement, dated as of even date herewith, by and between Toshiba and SanDisk Corporation.
“FPL Foundry Agreement” has the meaning set forth for the term “FP Foundry Agreement” in the FPL Master Agreement.
“FPL Lease Agreement” means that certain Equipment Lease Agreement, dated as of September 10, 2004, by and between FPL and Toshiba.

Exhibit A-3

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“FPL Master Agreement” means that certain Flash Partners Master Agreement, dated as of September 10, 2004, by and among Toshiba, SanDisk Corporation and SanDisk Cayman.
“FPL MCEIA” means that certain Mutual Contribution and Environmental Indemnification Agreement, dated as of September 10, 2004, by and among Toshiba, SanDisk Corporation and SanDisk Cayman.
“FPL Purchase and Supply Agreement” means (i) with respect to Toshiba, that certain Purchase and Supply Agreement, dated as of September 10, 2004, by and between FPL and Toshiba, or (ii) with respect to SanDisk Cayman, that certain Purchase and Supply Agreement dated as of September 10, 2004, by and between FPL and SanDisk Cayman.
“Governmental Authority” means any (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Person and any court or other tribunal); or (d) individual, Person or body (including any stock exchange) exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
“Information Security Agreement” means that certain Information Security Agreement, dated as of even date herewith, by and between Toshiba and SanDisk Corporation.
“Infrastructure Costs” means the ****.
“Intellectual Property” has the meaning set forth in means Section 15.7.
“JMDY Project” means the joint development project established to cooperate on the development of the pilot line at the Yokkaichi Facility pursuant to the Amended JMDY Agreement and this Agreement.
“Joint Operative Documents” means the Common R&D Agreement, the Product Development Agreement, the Patent Cross License, the 3D Collaboration Agreement, the Amended JMDY Agreement, the JVRA and the ****.
****
“JV” has the meaning set forth in the Recitals.
“JV Agreements” means the FAL Master Agreement, the FFL Master Agreement, the FPL Master Agreement, the JV Operating Agreements, the Foundry Agreements, the Purchase and Supply Agreements, the JV Lease Agreements, the JV MCEIAs, and the Patent Indemnification Agreements.

Exhibit A-4

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“JV BiCS Products” means JV Y3 BiCS Products, JV Y4 BiCS Products, JV Y5 BiCS Products and JV New Y2 BiCS Products.
“JV BiCS Space” has the meaning set forth in Section 3.2(a).
“JV BiCS Tools” means tools used in the JV BiCS Space of the New Y2 Facility, the Y3 Facility, the Y4 Facility or the Y5 Facility.
“JV Business Plan” has, with respect to a JV, the meaning given to the term “Business Plan” in the respective JV’s JV Master Agreement.
“JV Lease Agreements” means the FPL Lease Agreement, the FAL Lease Agreement and FFL Lease Agreement.
“JV Master Agreements” means the FAL Master Agreement, the FFL Master Agreement and the FPL Master Agreement.
“JV MCEIAs” means the FPL MCEIA, the FAL MCEIA and the FFL MCEIA.
“JV New Y2 BiCS Products” has the meaning set forth in Section 3.1(b).
“JV New Y2 Products” means JV New Y2 BiCS Products plus any other products manufactured using New Y2 Facility cleanroom space in accordance with Article 3 that are identified **** as New Y2 lots and allocated to a JV under the applicable JV’s JV Master Agreement.
“JV Operating Agreements” means that certain Operating Agreement of Flash Partners, Ltd. dated as of September 10, 2004, that certain Operating Agreement of Flash Alliance, Ltd. dated as of July 7, 2006, and that certain Operating Agreement of Flash Forward, Ltd., dated as of March 1, 2011.
“JV Products” means NAND Flash Memory Products and BiCS Products, in each case manufactured for the JVs.
“JV Space” means JV BiCS Space plus any cleanroom space used for the production of NAND Flash Memory Products by the JVs in the Yokkaichi Facility.
“JV Y3 BiCS Products” has the meaning set forth in Section 3.1(c).
“JV Y4 BiCS Products” has the meaning set forth in Section 3.1(c).
“JV Y5 BiCS Products” has the meaning set forth in Section 3.1(c).
“JVRA” means that certain Joint Venture Restructure Agreement, dated as of January 29, 2009, by and among the Parties, the JVs and certain of their respective Affiliates.

Exhibit A-5

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“L/M” means either lots per month or Equivalent Lots per month, in each case as mutually agreed by the Parties.
“Law” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes; (b) orders, decisions, judgments, awards or decrees; and (c) requests, guidelines or directives (whether or not having the force of law), in each case of any Governmental Authority of any applicable jurisdiction.
“Management Representatives” has the meaning set forth in the JV Agreements.
“Master Operative Documents” means the Existing Agreements and the New Agreements.
“Material Breach” has the meaning set forth in Section 14.3.
****
“Minimum Commitment” has the meaning set forth in Section 4.1.
“NAND Flash Memory Products” has the meaning set forth in the JV Agreements.
“New Agreements” has the meaning set forth in the Recitals.
“New Y2 BiCS Products” has the meaning set forth in Section 3.1(b).
“New Y2 Capacity Ratio” for either SanDisk or Toshiba means ****.
****
“New Y2 Facility” means the newly constructed production facility, owned by Toshiba and forming part of the Yokkaichi Facility, including a building shell, cleanroom, and all culverts, piping, ducting and associated infrastructure connecting thereto.
“New Y2 Fixed Manufacturing Costs” means the New Y2 Manufacturing Costs described on Schedule 8.4(b)(i).
“New Y2 JV Engineers” has the meaning set forth in Section 7.1(a).
“New Y2 JV Headcount Plan” has the meaning set forth in Section 7.2.
“New Y2 Manufacturing Costs” has the meaning set forth in Section 8.1.
“New Y2 MCEIA” means that certain New Y2 Mutual Contribution and Environmental Indemnification Agreement, dated as of even date herewith, by and among Toshiba, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.
“New Y2 Operating Committee” has the meaning set forth in Section 6.1.

Exhibit A-6

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“New Y2 Product Fixed Manufacturing Costs” has the meaning set forth in Section 8.4(b)(i).
“New Y2 Product Variable Manufacturing Costs” has the meaning set forth in Section 8.4(b)(ii).
“New Y2 Products” means New Y2 BiCS Products plus any other products manufactured using New Y2 Facility cleanroom space in accordance with Article 3 that are identified **** as New Y2 lots.
****
“New Y2 Unilateral BiCS Expansion” means a Yokkaichi Unilateral BiCS Expansion made within the New Y2 Facility.
“New Y2 Unilateral BiCS Products” has the meaning set forth in Section 3.1(b).
“New Y2 Unilateral Conversion Space” has the meaning set forth in Section 3.2(b)(iii).
“New Y2 Unilateral Space” means (i) any Yokkaichi Unilateral BiCS Expansion Space within the New Y2 Facility, (ii) ****, (iii) New Y2 Unilateral Conversion Space, and (iv) any cleanroom space in the New Y2 Facility attributable to NAND Flash production capacity resulting from any NAND Flash unilateral expansions or unilateral technology transitions effected in accordance with this Agreement.
“New Y2 Variable Manufacturing Costs” means the New Y2 Manufacturing Costs described on Schedule 8.4(b)(ii).
“Non-NAND Products” means any technology or product other than NAND Flash Memory Products.
“Operating Committees” means the Y3 Operating Committee, Y4 Operating Committee, Y5 Operating Committee (each as defined in the JV Agreements) and the New Y2 Operating Committee (as defined in this Agreement).
****
****
“Other Toshiba Facilities” means any wafer fabrication facilities other than the Yokkaichi Facility and that are wholly owned by Toshiba or any of Toshiba’s wholly owned Subsidiaries.
“Parent Parties” has the meaning set forth in the preamble to this Agreement.
“Parties” has the meaning set forth in the preamble to this Agreement.
“Patent Cross License” means the Patent Cross License Agreement, dated as of July 30, 1997, between Toshiba and SanDisk Corporation.

Exhibit A-7

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“Patent Indemnification Agreements” means the following agreements:

(a)	the BiCS Patent Indemnification Agreement;

(b)	the Patent Indemnification Agreement, by and among Toshiba, SanDisk Corporation and SanDisk ****, dated July 13, 2010;

(c)	the Patent Indemnification Agreement, by and among Toshiba, SanDisk Corporation and SanDisk ****, dated July 7, 2006; and

(d)	the Patent Indemnification Agreement, by and among Toshiba, SanDisk Corporation and SanDisk ****, dated September 10, 2004.
“Person” means any individual or entity, including any private or public real estate operating company or real estate investment trust, exempted company, exempted limited partnership, private limited company, corporation, partnership, limited partnership, limited liability company, trust, charitable trust or other legal entity, wherever organized, or any unincorporated association or Governmental Authority.
“Personnel” has the meaning set forth in Section 7.1(d).
“Product Development Agreement” means the Third Amended and Restated Product Development Agreement, dated as of March 1, 2011, between SanDisk Corporation and Toshiba.
“Proprietary BiCS Products” has the meaning set forth in Section 1.5(a)(i)(B).
****
“Purchase and Supply Agreements” means the FPL Purchase and Supply Agreements, the FAL Purchase and Supply Agreements, and the FFL Purchase and Supply Agreements.
“Quarterly Manufacturing Cost Reconciliation” has the meaning set forth in Section 8.1(d).
“Ramp-Up Commitment” means the investment necessary to implement an agreed BiCS Expansion, BiCS Technology Transition or BiCS Conversion, as set forth in a JV’s Investment Plan (as defined in the JV Agreements), after the Minimum Commitment has been fulfilled.
“Receiving Party” has the meaning set forth in Section 13.2(a).
“Restructuring Costs” has the meaning set forth in Section 14.6(b)(ii).
“R/W” has the meaning given in the 3D Collaboration Agreement.
“SanDisk” has the meaning set forth in the preamble to this Agreement.
“SanDisk Cayman” has the meaning set forth in the preamble to this Agreement.

Exhibit A-8

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“SanDisk Flash” has the meaning set forth in the preamble to this Agreement.
“SanDisk Ireland” has the meaning set forth in the preamble to this Agreement.
“SanDisk Personnel” has the meaning set forth in Section 7.1(c).
“SanDisk Representative” has the meaning set forth in Section 6.1.
****
“SanDisk Team” has the meaning set forth in Section 7.1(e).
“SEC” means the Securities and Exchange Commission of the United States.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder from time to time.
****
****
****
“Soil Remediation Costs” means the costs of ****
“Subsidiary” of any Person means any other Person:

i.	more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

ii.
which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions (equivalent to those generally reserved for the board of directors of a corporation) for such other Person is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists; provided, however, that the term Subsidiary, when used in relation to a Party or any of its Affiliates, shall not include any JV or any of the JVs’ Subsidiaries (except that, when used in relation to a Party that is a JV, the term Subsidiary shall include such JV’s own Subsidiaries).
“Start-Up Costs” has the meaning set forth in Section 2.5(d).
“Start-Up Period” has the meaning set forth in Section 2.5(d).
“Toshiba” has the meaning set forth in the preamble to this Agreement.

Exhibit A-9

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“Toshiba Capacity” has the meaning ascribed to such term in the JVRA and includes, for the avoidance of doubt, any Toshiba Unilateral Expansion Space (as defined in the FFL Master Agreement) and any Yokkaichi Unilateral BiCS Expansion Space (as defined in this Agreement).
“Toshiba Personnel” has the meaning set forth in Section 7.1(b).
****
****
“Toshiba Representative” has the meaning set forth in Section 6.1.
“Y3 BiCS Products” has the meaning set forth in Section 3.1(c).
****
“Y3 Facility” means the production facility within the Yokkaichi Facility described in the FPL Master Agreement.
“Y3 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y3 lots.
“Y3 Products” means products manufactured at the Yokkaichi Facility and identified **** as Y3 lots.
“Y4 BiCS Products” has the meaning set forth in Section 3.1(c).
****
“Y4 Facility” means the production facility within the Yokkaichi Facility described in the FAL Master Agreement.
“Y4 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y4 lots.
“Y4 Products” means products manufactured at the Yokkaichi Facility and identified **** as Y4 lots.
“Y5 BiCS Products” has the meaning set forth in Section 3.1(c).
****
“Y5 Facility” means the production facility within the Yokkaichi Facility described in the FFL Master Agreement.
“Y5 NAND Flash Memory Products” means NAND Flash Memory Products manufactured at the Yokkaichi Facility and identified **** as Y5 lots.

Exhibit A-10

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

“Y5 Products” means products manufactured at the Yokkaichi Facility and identified **** as Y5 lots.
“Yokkaichi BiCS Expansion” has the meaning set forth in Section 4.2.
****
“Yokkaichi Facility” means Toshiba’s facilities in Yokkaichi Japan, including the New Y2 Facility, the Y3 Facility, the Y4 Facility, the Y5 Facility and Toshiba’s Asahi facility.
“Yokkaichi Unilateral BiCS Expansion” has the meaning set forth in Section 4.2(c)(i).
“Yokkaichi Unilateral BiCS Expansion Space” has the meaning set forth in Section 3.2(b)(ii).

Exhibit A-11

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 8.1(a)
**** Charges

****

Schedule 8.1(a)

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 8.1(b)

**** Charges

(including but not limited to)

****

Schedule 8.1(b)

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 8.4(b)(i)

Fixed Manufacturing Costs

All of the costs listed below, each of which shall be calculated in a manner consistent with past practices:
****

Schedule 8.4(b)(i)

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 8.4(b)(ii)

Variable Manufacturing Costs

All of the costs listed below, each of which shall be calculated in a manner consistent with past practices:
****

Schedule 8.4(b)(ii)

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 11.1

Management and Operating Reports

****

Schedule 11.1 - 1

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.37
FOIA Confidential Treatment Requested
Execution Version

Schedule 12.2(d)

Y3, Y4, Y5 and New Y2 Capacity Ratios

****

Schedule 12.2(d)

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.